UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

CUNO INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-21109	06-1159240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Research Parkway, Meriden, Connecticut	06450

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 237-5541

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01 Entry Into Definitive Material Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-4.1: AMENDMENT TO RIGHTS AGREEMENT
EX-99.1: JOINT PRESS RELEASE

Item 1.01 Entry Into Definitive Material Agreement.

     On May 11, 2005, CUNO Incorporated (“CUNO”), 3M Company (“3M”) and Carrera Acquisition Corporation (“Merger Sub”), a direct wholly-owned subsidiary of 3M, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into CUNO, with CUNO continuing as the surviving corporation and a wholly-owned subsidiary of 3M (the “Merger”). A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference herein. A copy of the joint press release of CUNO and 3M announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto.

The Merger Agreement

     On the terms and subject to the conditions of the Merger Agreement, which has been approved by the Board of Directors of each of CUNO and 3M, at the effective time of the Merger (the “Effective Time”), and as a result thereof, each share of common stock, par value $0.001, of CUNO (“CUNO Common Stock”) will be converted into the right to receive $72.00 in cash (the “Merger Consideration”). Each outstanding option to purchase CUNO Common Stock will be canceled and converted into the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price.

     3M and CUNO have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that CUNO (i)  will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) will not engage in certain kinds of transactions during such period, (iii) will cause a meeting of the CUNO stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, that the Board of Directors of CUNO will recommend adoption by its stockholders of the Merger Agreement. In addition, CUNO has amended its Rights Agreement (as defined below) as described under Item 3.03. CUNO has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

     Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of CUNO Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and obtaining certain other regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the material accuracy of the representations and warranties of the other party and (ii) material compliance of the other party with its covenants.

     The Merger Agreement contains certain termination rights for both 3M and CUNO, and further provides that, upon termination of the Merger Agreement under specified circumstances, CUNO may be required to pay 3M a customary termination fee.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

     The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about 3M or CUNO. The Merger Agreement contains representations and warranties of each of 3M and CUNO. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. The parties reserve the right to, but are not obligated to, revise the Merger Agreement or the disclosure schedules. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

Additional Information Regarding the Transaction

     Investors and security holders are urged to read the proxy statement that will be sent to CUNO stockholders regarding the proposed merger, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by CUNO. Investors and security holders may obtain a free copy of the proxy statement, when it is available, and other documents filed by CUNO with the Commission at the Commission’s web site at www.sec.gov. The proxy statement may and other documents filed with the Commission may also be obtained, when available, free of charge from CUNO. Stockholders should read the proxy statement carefully before making a decision concerning the merger.

     CUNO, and its directors, executive officers and certain other of its employees may be soliciting proxies from its stockholders in favor of the approval of the merger. Information regarding the persons who may, under SEC rules, be deemed to be participants in the solicitation of CUNO stockholders in connection with the merger is set forth in CUNO’s proxy statement for its 2005 annual meeting, filed with the SEC on February 3, 2005, and additional information will be set forth in the definitive proxy statement referred to above when it is filed with the SEC.

Forward-Looking Statements

     This Form 8-K contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) about 3M’s and CUNO’s financial results and estimates, business prospects, and products under development that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.

     The forward-looking statements with respect to CUNO are also subject to risks and uncertainties, which could cause performance or actual results to differ materially from those expressed herein. Such risks and uncertainties include, among other things:  risks that the transaction with 3M will not be completed; volumes of shipments of CUNO’s products; changes in product mix and product pricing; costs of raw materials; the rate of economic and industry growth in the U.S. and the other countries in which CUNO conducts business; economic and political conditions in the foreign countries in which CUNO conducts a substantial part of its operations and other risks associated with international operations including exchange rate fluctuations; CUNO’s ability to protect its technology, proprietary products and manufacturing techniques; changes in technology; increases in product liability or other claims; changes in legislative, regulatory or industrial requirements and risks generally associated with new product introductions and applications; and domestic and international competition in CUNO’s global markets.

     The information contained in this Form 8-K is as of the date indicated. CUNO does not assume any obligation to update any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

Item 3.03. Material Modification to Rights of Security Holders.

     In contemplation of the Merger Agreement, CUNO has entered into a First Amendment to Rights Agreement, dated as of May 11, 2005 (the “Amendment”), by and between CUNO and Equiserve Trust Company N.A., as rights agent (the “Rights Agent”), amending the Rights Agreement by and between CUNO and the Rights Agent (as successor rights agent to ChaseMellon Shareholder Services L.L.C.), dated as of August 19, 1996 (the “Rights Agreement”). The Amendment (i) amends Section 1 of the Rights Agreement to, among other things, except 3M and the Merger from the definitions of “acquiring person” and “shares acquisition date,” (ii) amends Section 7(a) of the Rights Agreement to cause preferred share purchase rights issued pursuant to the Rights Agreement (the “Rights”) to expire at the earlier of the Effective Time and the expiration date previously provided in the Rights Agreement, (iii) provides a new Section 35 exempting the Merger from triggering a distribution date under the Merger Agreement and 3M from being categorized as an “acquiring person” under the Rights Agreement and (iv) memorializes the change of rights agent party to the Rights Agreement from ChaseMellon Shareholder Services L.L.C. to the Rights Agent, as of March 20, 2000. A copy of the Amendment is attached hereto as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment.

Item 8.01 Other Events.

     The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 11, 2005, by and among 3M Company, Carrera Acquisition Corporation and CUNO Incorporated

4.1	Amendment to Rights Agreement, dated as of May 11, 2005, by and between CUNO Incorporated and Equiserve Trust Company N.A.

99.1	Joint Press Release of 3M Company and CUNO Incorporated, dated May 12, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUNO INCORPORATED

Date: May 12, 2005	By:	/s/ Mark G. Kachur

	Name: Title:	Mark G. Kachur Chairman of the Board of Directors, President and Chief Executive Officer

	By:	/s/ Frederick C. Flynn, Jr.

	Name: Title:	Frederick C. Flynn, Jr. Senior Vice President – Finance and Administration, Chief Financial Officer, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 11, 2005, by and among 3M Company, Carrera Acquisition Corporation and CUNO Incorporated

4.1	Amendment to Rights Agreement, dated as of May 11, 2005, by and between CUNO Incorporated and Equiserve Trust Company N.A.

99.1	Joint Press Release of 3M Company and CUNO Incorporated, dated May 12, 2005